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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported):  July 26, 1999



                                  DYNEGY INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                 1-11156                  94-3248415
  (State of Incorporation)  (Commission File Number)      (I.R.S. Employer
                                                       Identification Number)
        1000 LOUISIANA, SUITE 5800
             HOUSTON, TEXAS                                    77002
  (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code:  (713) 507-6400
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ITEM 5.  OTHER EVENTS

     The purpose of this report is to permit Dynegy Inc. (the "Company") to file herewith those exhibits listed in Item 7(c) below.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.    Description of Exhibit
-----------    ----------------------

   25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee under the Indenture by and between the Company and The First National Bank of Chicago, as Trustee, dated as of September 26, 1996, as amended and restated as of March 23, 1998 (incorporated by reference to Exhibit 4.21 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997).

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 1999

                              DYNEGY INC.


                              By:       /s/ JOHN U. CLARKE
                                 ----------------------------------------
                                 Name:  John U. Clarke
                                 Title: Senior Vice President and Chief
                                        Financial Officer

                                       3
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                                 EXHIBIT INDEX

EXHIBIT
 NUMBER      DESCRIPTION
-------      -----------
 25.1        Form T-1 Statement of Eligibility under the Trust Indenture Act of
             1939 of a Corporation Designated to Act as Trustee under the Indenture by and between the Company and The First National Bank of Chicago, as Trustee, dated as of September 26, 1996, as amended and restated as of March 23, 1998 (incorporated by reference to Exhibit 4.21 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997).

                                       4